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Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this registration statement of Abbott Laboratories on Form S-8 of our report dated April 20, 2001 (relating to the financial statements of the BASF Pharmaceutical Business) included in Amendment No. 1 to the current report on Form 8-K of Abbott Laboratories dated March 2, 2001.

Deloitte & Touche GmbH
Wirtschaftsprufungsgesellschaft

/s/ Deloitte & Touche

Frankfurt, Germany
November 27, 2001

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Exhibit 23.3
CONSENT OF INDEPENDENT AUDITORS